UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STARBUCKS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on March 23, 2016.

STARBUCKS CORPORATION

STARBUCKS CORPORATION 2401 UTAH AVENUE SOUTH SEATTLE, WASHINGTON 98134
Meeting Information
Meeting Type: Annual Meeting
For holders as of: January 14, 2016
Date: March 23, 2016 Time: 10:00 AM PT
Location:	Marion Oliver McCaw Hall Seattle Center 321 Mercer Street Seattle, WA 98109

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials and vote online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
  How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           FISCAL 2015 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:
                                    1) BY INTERNET:     www.proxyvote.com
                                    2) BY TELEPHONE: 1-800-579-1639
                                    3) BY E-MAIL*:          sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before March 9, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet: Go to www.proxyvote.com or scan the above QR code from your mobile device. Have the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions (see above).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions (see above).

Vote In Person: If you are a registered shareholder (that is, you hold your shares in your name), you must present valid identification to vote at the meeting. If you are a beneficial shareholder (that is, your shares are held in the name of a broker, bank or other holder of record), you will also need to obtain a "legal proxy" from the holder of record to vote at the meeting.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors

Nominees:

	1a.	Howard Schultz

	1b.	William W. Bradley

	1c.	Mary N. Dillon

	1d.	Robert M. Gates

	1e.	Mellody Hobson

	1f.	Kevin R. Johnson

	1g.	Joshua Cooper Ramo

	1h.	James G. Shennan, Jr.

	1i.	Clara Shih

	1j.	Javier G. Teruel

	1k.	Myron E. Ullman, III

	1l.	Craig E. Weatherup

2.	Advisory resolution to approve our executive compensation.

3.	Approve amendment and restatement of our Executive Management Bonus Plan.

4.	Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2016.

The Board of Directors recommends you vote AGAINST the following shareholder proposals:

5.	Adopt proxy access bylaw.

6.	Review policies related to human rights.